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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

   We consent to the use in this Registration Statement of ACT Manufacturing, Inc. on Form S-3 of our report dated October 15, 1999, appearing in the Prospectus, which is part of this Registration Statement.

   We also consent to the reference to us under the headings "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP
___________________________
Deloitte & Touche LLP

Boston, Massachusetts
October 20, 1999